SUBSEQUENT EVENTS	12 Months Ended
Feb. 29, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
24.	SUBSEQUENT EVENTS

On April 26, 2016, the Company granted 157,166 non-vested shares to employees with vesting periods ranging from approximate 1 year to 6 years. The fair value per non-vested share granted was $28.43, which approximated the market price of the Company’s ADS on the New York Stock Exchange as of the grant date.

On April 26, 2016, the Company granted 50,000 share options to employees with vesting period of 4 years to 6 years and contractual term of 10 years. The exercise price per share option granted was $22.17 and the fair value of the option was $13.04.